Strategic Group Variable Universal Life®

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account

Summary Prospectus for New Investors – May 1, 2023

This Summary Prospectus summarizes key features of the Strategic Group Variable Universal Life® policy, a variable rider issued in connection with certificates issued to individuals participating under a group, flexible premium, adjustable, variable life insurance policy (policy), issued by Massachusetts Mutual Life Insurance Company. In this Summary Prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). You should read this Summary Prospectus carefully, particularly the section titled “Important Information You Should Consider About the Policy.”

The prospectus for the Strategic Group Variable Universal Life policy contains more information about the policy, including its features, benefits, and risks. You can find the current statutory prospectus and other information about the policy online at www.MassMutual.com/SGVUL. You can also obtain this information at no cost by calling (800) 548-0073 or by sending an email request to LCMClientServices@MassMutual.com.

YOU MAY CANCEL YOUR POLICY WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.

In some states, this cancellation period may be longer. Upon cancellation, we will issue you a refund, equal to any premium paid for this policy plus interest credited to this policy under the GPA to the date this policy is received by us. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission staff and is available at www.investor.gov.

The SEC has not approved or disapproved this policy or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Purchasing a Policy	13
How Your Policy Can Lapse	13
Surrendering Your Policy or Making Withdrawals: Accessing the Money in Your Policy	15
Additional Information About Fees	16
Appendix A – Funds Available Under the Policy	24

Glossary

Account Value. The value of your investment in the Separate Account Divisions and the GPA.

Accumulation Unit. A unit of measure that we use to determine the value in each Separate Account Division.

Administrative Office. Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, Springfield, MA 01111-0001, (800) 548-0073, (Fax) (413) 226-4054, LCMClientServices@MassMutual.com, www.MassMutual.com

Attained Age.  The Insured’s age on the Issue Date, plus the number of completed Policy Years.

Beneficiary. The person named in the application to receive any death benefit.

Case. A group of policies issued to individuals with a common employment or other non-insurance motivated relationship.

Cash Surrender Value. Account Value less Policy Debt.

Fund(s). The investment entities in which the Separate Account Divisions invest.

General Investment Account. The Company’s General Investment Account, which supports the Company’s annuity and insurance obligations. The General Investment Account’s assets include all of our assets, with the exception of the Separate Account and the Company’s other segregated asset accounts.

Good Order. The actual receipt by our Administrative Office of the instructions related to a request or transaction in writing (or, when permitted, by telephone, fax, website, or other electronic means), within the time limits, if any, along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information includes, to the extent applicable: the completed application or instruction form; your policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Separate Account Divisions affected by the request or transaction; the signatures of all Policy Owners; if necessary, Social Security Number or Tax Identification number; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions, you may contact our Administrative Office before submitting the form or request.

Grace Period. A period that begins when the Cash Surrender Value is not sufficient to cover monthly charges due and your policy stays In Force, during which you can pay the amount of premium needed to avoid termination.

In Force. Your policy  has not terminated.

Insurance Risk. The difference between the death benefit and the Account Value.

Insured. The person on whose life the policy is issued.

Issue Date. The date we issue the policy. The Issue Date starts the contestability  and suicide periods.

Minimum Death Benefit. The minimum amount of death benefit needed for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended.

Minimum Initial Premium. The amount required to be paid to issue the policy.

Modal Term Premium. The amount selected by you to be paid periodically on the policy, which establishes the basis for the premium bills we send you.

Modified Endowment Contract (MEC). A special type of life insurance under federal income tax law. Specifically, the law prescribes a test that is intended to differentiate between policies that are purchased primarily for certain tax advantages, versus policies that are purchased primarily for death protection. MECs are still life insurance and offer tax-free death benefits and tax-deferred cash value accumulation. However, pre-death distributions (including loans) are taxed as “income first” (not cost basis first), meaning they are taxable to the extent of gain in the policy. In addition, distributions may be subject to a 10% additional tax.

Monthly Calculation Date. The Policy Date and the same day of each succeeding calendar month on which monthly charges are due on the policy.

Net Premium. A premium payment received in Good Order minus the sales load charge, premium tax charges, and federal deferred acquisition cost tax charges.

Policy Anniversary. The anniversary of the Policy Date.

Policy Date. The starting point for determining the Policy Anniversaries, Policy Years, and Monthly Calculation Dates. It is also the day we first deduct monthly charges under the policy.

Policy Debt. All outstanding loans plus accrued interest.

Policy Owner. The person who will generally make the choices that determine how the policy operates while it is In Force.

Policy Year. The twelve-month period beginning with the Policy Date, and each successive twelve-month period thereafter.

Selected Face Amount. An amount used to determine the insurance coverage provided by the policy while it is In Force.

Separate Account Division. A variable investment division offered through our Separate Account that invests in the corresponding underlying Fund.

Valuation Date. Any day on which the net asset value of the units of each Separate Account Division is determined. Generally, this is any date the New York Stock Exchange (NYSE), or its successor, is open for trading. A Valuation Date ends when the NYSE closes (usually 4 p.m. Eastern Time).

Written Request. A written or electronic communication or instruction in Good Order sent by you to us at our Administrative Office.

Important Information You Should Consider About the Strategic Group Variable Universal Life® Policy

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Charges for Early Withdrawals

When you withdraw a portion of your Account Value from the policy, we deduct a withdrawal charge of up to 2% of the amount you withdraw, but not more than $25. Please note that this charge applies to any withdrawal – whether it is taken early in your holding of the policy or later.
The maximum withdrawal amount is equal to the Account Value less (a) any Policy Debt less (b) an amount equal to (i) the most recent monthly deduction multiplied by (ii) one plus the number of Monthly Calculation Dates remaining in your modal term.
For example, if you withdraw $10,000 from your policy, you will incur  a withdrawal charge of $25.

Fee Tables – Transaction Fees – Withdrawal Charge Charges and Deductions – Transaction Charges – Withdrawal Charge
Transaction Charges

In addition to withdrawal charges, you also may be charged for other transactions. These charges are as follows:
Sales Load Charge. Before allocating premiums among the Separate Account Divisions or the GPA, we impose a sales load charge equal to a maximum of 5% of each premium.
State Premium Tax Charge. We deduct the applicable state premium tax rate from each premium to cover premium taxes assessed against us by the states. This charge will always equal the applicable state rate multiplied by the premium paid and currently ranges from 0-5% of each premium.
Deferred Acquisition Tax Charge. We deduct the deferred acquisition cost tax assessed against MassMutual by the federal government. The charge will always represent the expense to MassMutual of the deferred acquisition cost tax and currently ranges from 0-0.25% of each premium.
Transfer Charge. There is no transfer charge for the first 12 transfers during a Policy Year. We may impose a transfer charge of up to $10 for the thirteenth and each subsequent transfer in a Policy Year.

Fee Tables – Transaction Fees Charges and Deductions – Transaction Charges
Ongoing Fees and Expenses (annual charges)

In addition to withdrawal charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of optional benefits available under the policy. These fees and expenses are set based on characteristics of the Insured under the policy (e.g., age, sex, and underwriting class). You should view the policy specifications pages for rates applicable to your policy.
Policy Owners will also bear expenses associated with the Funds available under the policy, as shown in the following table:

Fee Tables – Periodic Charges Other than Annual Fund Operating Expenses Charges and Deductions – Monthly Charges Against the Account Value Appendix A
	Annual Fee	Minimum	Maximum
	Fund options (Fund fees and expenses)(1)	0.28%(1)	1.68%(1)

(1)	As a percentage of Fund assets.

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in the policy.	Principal Risks – Investment Risks
Not a Short-Term Investment

A policy is not a short-term investment vehicle and is not appropriate for an investor who needs ready access to cash.
We apply a withdrawal charge with respect to any withdrawal you make from the policy.
A withdrawal may also reduce your policy’s Selected Face Amount and may have adverse tax consequences.
You can avoid withdrawal charges and such possible adverse tax consequences by holding your policy for the long-term and minimizing withdrawals.

Overview of the Policy – What is the policy, and what is it designed to do? Principal Risks – Suitability
Risks Associated with Investment Options

An investment in this policy is subject to the risk of poor investment performance and can vary depending upon the performance of the underlying Funds you choose.
Each investment option (including any fixed account investment option) has its own unique risks. You should review the prospectuses for the available Funds before making an investment decision.

Principal Risks – Investment Risks General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds
Insurance Company Risks

An investment in the policy is subject to the risks related to the Depositor (MassMutual). Any obligations (including under any fixed account investment option), guarantees, or benefits of the policy are subject to the claims-paying ability of MassMutual. If MassMutual experiences financial distress, it may not be able to meet its obligations to you. More information about MassMutual, including its financial strength ratings, is available by calling (800) 665-2654 or by visiting www.MassMutual.com/ratings.

General Information About the Company, the Separate Account and the Underlying Funds – The Guaranteed Principal Account
Policy Lapse

Your policy could terminate (or lapse) if the Cash Surrender Value becomes too low to support the policy’s monthly charges. Factors that may cause your policy to lapse include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. If your policy lapses, you may be able to reinstate it. To reinstate your policy, you must provide us certain written materials we require as well as a premium payment sufficient to keep the policy In Force for three months after reinstatement.    The death benefit will not be paid if the policy has lapsed.

Principal Risks – Policy Termination Policy Termination and Reinstatement

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments

Generally, you may transfer Account Value among the Separate Account Divisions and the Guaranteed Principal Account (GPA), subject to certain limitations.

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Transfers from the GPA to the Separate Account are limited to one per Policy Year, and generally may not exceed 25% of your Account Value in the GPA (less any Policy Debt).

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There is one exception to this rule. If you have transferred 25% of the GPA Value (less any Policy Debt) for three consecutive years and you have not added any Net Premium or transferred amounts to the GPA during these three consecutive years, you may transfer the remainder of the GPA Value (less any Policy Debt) out of the GPA in the succeeding Policy Year.

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Transfers (including transfers through automated programs) cannot be processed during a Grace Period.

In addition, we reserve the right to reject or restrict transfers if we determine the transfers reflect frequent trading or a market timing strategy, or we are required to reject or restrict the transfer by the applicable Fund.
MassMutual also reserves the right to remove or substitute Funds as investment options that are available under the policy.

Transfers General Information About the Company, the Separate Account and the Underlying Funds – Underlying Funds – Addition, Removal, Closure, or Substitution of Funds
Optional Benefits

Optional benefits, such as riders, may alter the benefits or charges in your policy. Rider availability and benefits may vary by state of issue, and their election may have tax consequences. Riders may have restrictions or limitations. If you elect a particular rider, it may restrict or enhance the terms of your policy, or restrict the availability or terms of other riders.

Other Benefits Available Under the Policy

	TAXES	LOCATION IN PROSPECTUS
Tax Implications
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You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.

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If you purchase the policy through a qualified retirement plan, you do not receive any additional tax deferral.

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Withdrawals and partial surrenders are taxed as recovery of cost basis first and income second. Loans and collateral assignments are not taxable when taken. Any gain on your policy is taxed as ordinary income. If your policy becomes a Modified Endowment Contract (MEC), loans, collateral assignments, withdrawals, and other pre-death distributions will be taxed as income first and recovery of cost basis second. You may have to pay a penalty tax if you take a distribution before you attain age 59½.

Federal Income Tax Considerations

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation

Your registered representative may receive compensation in the form of commissions for selling the policy to you. If your registered representative is also a MassMutual insurance agent, they are also eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency (policy retention). Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of the policy may help these registered representatives and their supervisors qualify for such benefits.
This conflict of interest may influence your registered representative to offer or recommend the policy over another investment.

Other Information – Distribution
Exchanges

Some investment professionals may have a financial incentive to offer you the policy in place of the one you own. You should only exchange your current life insurance policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the policy rather than continue to own your existing life insurance policy.

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Overview of the Policy

What is the policy, and what is it designed to do?

The MassMutual Strategic Group Variable Universal Life policy is a variable life insurance policy that provides a death benefit. Policies are available only to individuals who are members of a group, where the group sponsor executes a participation agreement requesting participation in a group contract issued by MassMutual. We refer to a group of policies issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining Issue Dates, Policy Dates, and underwriting classification.

The group contract and the participation agreement specify the rights and privileges of the employer or group sponsor. The policy is evidence of coverage under the group contract, and you may exercise all rights and privileges under the policy directly with us. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

The policy is designed to allow you to fund your life insurance needs through investment in a Guaranteed Principal Account (GPA) and one or more of the variable investment divisions of the Massachusetts Mutual Variable Life Separate Account I (Separate Account). The policy allows you to allocate your Net Premiums and Account Value among the various investment choices. Your Account Value will vary based on performance of the investment choices you select and the fees and charges under the policy. In exchange for your premium payments, upon the death of the Insured, we will pay the Beneficiary a death benefit when the Insured dies while the policy is In Force. You can select one of the two death benefit options available under the policy. Subject to certain limitations, you can change the death benefit option you selected.

Variable life insurance is designed to help meet long-term insurance needs. It is not suitable as a vehicle for short-term savings. You should not purchase the policy if you will need the premium payments in a short period of time. The policy is not intended for people who need to take early or frequent withdrawals or who intend to engage in frequent trading among the Separate Account Divisions. You should consider your need for cash, time horizon for investment and financial goals before submitting an application to purchase the policy. You may want to consult your financial or tax advisor.

How are premium payments treated under the policy?

The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay (i.e., the “Modal Term Premium”). The Modal Term Premium frequency selected by the employer forms the basis for the billing cycle for your policy. If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own.

There is no penalty if the employer does not pay the Modal Term Premium; however, if the employer does not pay the Modal Term Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Modal Term Premium does not guarantee coverage for any period of time. Even if the employer pays Modal Term Premiums, the policy terminates if the Account Value less any Policy Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment.

While your policy is In Force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the policy In Force, there are no required premium payments under the policy.

When a premium payment is received in Good Order, we deduct a sales load charge, a state premium tax charge, and a deferred acquisition cost charge to generally cover taxes and acquisition expenses, and the remaining amount, known as the Net Premium, is allocated among the Separate Account Divisions and the GPA according to your current allocation instructions. You may allocate Net Premiums to a maximum of 25 Separate Account Divisions and the GPA at any time. However, we reserve the right to limit the number of Separate Account Divisions to which you can allocate your premiums if the limitation is necessary to protect your policy status as life insurance under federal tax law.

Investments in your policy’s Separate Account Divisions are held in an account separate from the general assets of the Company. We have established a segment within the Separate Account to receive and invest premium payments for the Strategic Group Variable Universal Life policy. Currently, the Strategic Group Variable Universal Life segment is divided into over 25 Separate Account

Divisions. Each Separate Account Division purchases shares in a corresponding Fund. Information about each corresponding Fund is provided at the back of this prospectus. Please see “Appendix A – Funds Available Under the Policy.”

Net Premium and Account Value allocated to the GPA become part of the Company’s General Investment Account, which supports life insurance and annuity obligations, and are dependent on the Company’s financial strength and claims-paying ability. You do not participate in the investment performance of the assets in our General Investment Account. Instead, we guarantee that amounts allocated to the GPA, in excess of Policy Debt, will earn interest at a minimum rate of 3% per year. We may credit a higher rate at our discretion.

Federal law, such as the Internal Revenue Code of 1986, as amended (IRC), places restrictions on the amount of money you may put into a life insurance contract and still meet the definition of life insurance for tax purposes. In order for the policy to meet the IRC guidelines, the policy must qualify as a “life insurance contract” under either the Cash Value Accumulation Test or Guideline Premium Test – as chosen by the employer. To maintain its status as a “life insurance contract” we will monitor the policy for compliance with the limits established by the IRC. In any Policy Year, we reserve the right to take any action we deem necessary to maintain the status of the policy, including the right to refuse or refund premium or distribute a portion of your Account Value.

What are the primary features and options that the policy offers?

•	Choice of Death Benefit Options. The policy offers a choice of two death benefit options – a Level Option and a Return of Account Value Option. Please see the “Death Benefit” section for more information.

•	Investment Options. You can choose to allocate your Net Premium payments and Account Value among various investment choices. Your choices include the Separate Account Divisions, each of which invests in an underlying Fund, and the Guaranteed Principal Account (GPA).

•	Surrenders and Withdrawals. You may surrender your policy, and we will pay you its Cash Surrender Value and your policy will terminate. You may also withdraw a part of the Cash Surrender Value. A withdrawal reduces your Account Value, may reduce the Selected Face Amount of the policy, and may increase the risk that the policy will terminate or lapse. Surrenders and withdrawals may have adverse tax consequences.

•	Loans. You may take a loan on the policy once your policy has been In Force for six months. The policy secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your policy may terminate or lapse. Interest charges will apply.

•	Transfers. Generally, you may transfer funds among the Separate Account Divisions and the GPA, subject to certain limitations. We also offer two automated transfer programs: Automatic Account Value Transfer and Automated Account Re-balancing.

•	Assignability. Subject to our approval, you may generally assign the policy as collateral for a loan or other obligation.

•	Tax Treatment. You are generally not taxed on the policy’s earnings until you withdraw Account Value from your policy. This is known as tax deferral.

•	Additional Rider Benefits. There are a number of additional benefits you may add to your policy by way of riders. The riders available with this policy are listed in the “Other Benefits Available Under the Policy” section. The group sponsor determines which riders are attached to all policies for that group. An additional charge may apply if you elect a rider.

Death Benefit

How is the death benefit calculated? How is the death benefit paid? Can I change the death benefit and how much is payable under the death benefit?

We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:

∘	the Selected Face Amount in effect on the date of death; or

∘	the minimum face amount in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:

∘	the sum of the Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or

∘	the minimum face amount in effect on the date of death.

The Minimum Death Benefit is determined by one of two compliance tests. You choose the test when you apply for the policy. You cannot change your choice of test after the policy is issued.

Under the Cash Value Accumulation Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor for the Insured’s Attained Age on that date. The death benefit factor depends on the Insured’s: (1) gender; (2) Attained Age; and (3) tobacco use risk classification. Under the Guideline Premium Test, the Minimum Death Benefit on any date is equal to the Account Value on that date multiplied by the death benefit factor, but the death benefit factor varies only by the Attained Age of the Insured. The death benefit factors are shown in your policy.

The death benefit we pay will be reduced by any outstanding Policy Debt and any unpaid monthly charges. We calculate the death benefit as of the date of the Insured’s death. We will normally pay the death benefit within seven calendar days after the date we receive due proof of the Insured’s death and all required documents, in Good Order, at our Administrative Office.

We will pay the death benefit in a lump sum or under one of the payment options described in the “Payment Options” subsection of the “Death Benefit” section of the prospectus.

You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our requirement that evidence of insurability must be provided for a change from Death Benefit Option A to Death Benefit Option B. However, no change will be permitted after the Policy Anniversary nearest the Insured’s 100th birthday.

You may increase or decrease the Selected Face Amount of the policy. If you change your Selected Face Amount, your policy charges, including surrender charges, will change. If the policy’s Account Value less surrender charges (or Cash Surrender Value if there is Policy Debt) cannot keep the policy In Force with the requested change in Selected Face Amount, you may be required to pay an additional premium.

To increase the policy Selected Face Amount, you must send to our Administrative Office a written application and evidence the Insured is still insurable. The increase in Selected Face Amount must be at least $5,000 for Policy Owners no longer associated with the employer and cannot be made after the Insured’s 75th birthday. You may not decrease the Selected Face Amount to less than the minimum face amount ($50,000).

Other Benefits Available Under the  Policy

Are there other benefits I can select that will affect how much money my designated Beneficiaries or I will receive under the policy, or otherwise will affect my rights under the policy? What are the features, costs, and any limitations associated with these other benefits?

In addition to the standard death benefit(s) associated with your policy, other standard and/or optional benefits may be available to you.

You can obtain additional benefits if you request them and/or qualify for them. We provide certain additional benefits by rider or endorsement. The cost of each rider is generally deducted as part of the monthly charges. Some riders do not result in monthly charges, but do require a fee to exercise the riders.

We also offer two automated transfer programs as additional benefits – Automated Account Value Transfer and Automated Account Re-balancing. Please note that you cannot select both the Automated Account Value Transfer and Automated Account Re-balancing at the same time.

The following table summarizes the information about the additional benefits available under the policy. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

There may be state variations associated with these benefits. Please see “Appendix D – State Variations of Certain Policy Features.”

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Accelerated Benefits Rider	Advances portion of death benefit if Insured is terminally ill and not expected to live more than 12 months.	Standard
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Eligible payment amount (Eligible Amount) does not include: amount payable upon the death of Insured under any life insurance rider that does not provide level or increasing coverage for at least two years after the Acceleration Date; amount of any insurance provided under the policies or riders on the life on someone other than Insured; and amount payable under accidental death benefit rider. Minimum payment is $25,000.

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Maximum payment is lesser of 75% of Eligible Amount and $250,000, minus total amount accelerated under all other policies issued by us or any of our affiliates on Insured.

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A lien equal to the amount paid under the rider will be established against the policy. The amount of the lien will be deducted from the amount of payment under the policy upon the death of Insured.

Accidental Death and Dismemberment Rider	Provides additional death benefit if Insured dies or becomes dismembered due to accidental causes prior to Attained Age 65.	Optional
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In event of accidental death of Insured, benefit equals lesser of (1) Selected Face Amount on date of Insured’s death and (2) $500,000.

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Must provide proof that Insured’s death occurred 1) as direct result of bodily injury; 2) within 180 days after injury; and 3) while policy and rider were in effect.

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No benefit paid if death results directly or indirectly from 1) suicide; 2) war; 3) military service; 4) aviation travel as pilot, crew member, or giving or receiving training; 5) natural causes; 6) drugs; or 7) injury received in commission of felony.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
Waiver of Monthly Charges Rider	Waives Account Value charges of your policy while Insured becomes totally disabled (as defined in the rider).	Optional
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Evidence of insurability required to add rider.

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Rider benefit ends day before Insured’s Attained Age 65.

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No benefit paid if death results directly or indirectly from (1) self-inflicted injury or (2) military service.

Automated Account Value Transfer	Automatically transfers of Account Value in a Separate Account Division to any combination of Separate Account Divisions and GPA monthly.	Optional
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Limits allocation of Account Value to up to 25 Divisions and GPA at any one time.

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Automated Account Value Transfers are not available from more than one Division or from GPA at any time.

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We may at any time modify, suspend or terminate Automated Account Value Transfer Program without prior notification.

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You may not participate in the Automated Account Re-balancing Program at same time.

Automated Account Re-balancing	Automatically re-balances Account Value to maintain original percent allocation of any combination of Separate Account Divisions and GPA.	Optional
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Limits allocation of Account Value to up to 25 Divisions and GPA at any one time.

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Minimum amount for transfer is $5.00.

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We may at any time modify, suspend or terminate Automated Account Re-balancing Program without prior notification.

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You may not participate in Account Value Transfer Program at same time.

Purchasing a Policy

How do I purchase the SGVUL Policy?

To purchase the policy, you must send us a completed application.

You select, within our limits, the policy’s “Selected Face Amount.” The Selected Face Amount is used to determine the amount of insurance coverage the policy provides while it is In Force. The minimum Selected Face Amount of a policy is currently $50,000.

We determine whether to accept or reject the application for the policy. Coverage under the policy becomes effective on the date the last of all premiums due and necessary documents are received in Good Order at our Administrative Office.

How do I determine and make my first premium payment?

You or the group sponsor must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your policy.

The Minimum Initial Premium is $500. The Minimum Initial Premium can be paid in one lump sum or throughout the first Policy Year via payroll deduction or by Pre-Authorized Check (PAC) Premium Payment Service

How do I make premium payments after I have made the initial premium payment?

The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay.

The Modal Term Premium frequency selected by the employer forms the basis for the billing cycle for your policy. If the employer selects a monthly frequency, then we will send your employer a monthly Modal Term Premium invoice for your policy. If the employer selects a yearly frequency, then we will send your employer an annual Modal Term Premium invoice. The employer may change the Modal Term Premium frequency at any time by Written Request to us.

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the policy on your own. If you choose to continue the policy, you will become vested in all policy rights previously held by your employer, including the right to change the frequency of Modal Term Premium payments to any mode but monthly, unless you select the PAC Premium Payment Service (described below).

There is no penalty if the employer does not pay the Modal Term Premium; however, if the employer does not pay the Modal Term Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Modal Term Premium does not guarantee coverage for any period of time. Even if the employer pays Modal Term Premiums, the policy terminates if the Account Value less any Policy Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. Please see “Policy Termination and Reinstatement” in the “Policy Value” section.

How Your Policy Can Lapse

Can my policy lapse?

Yes. Your policy could terminate if the Account Value less Policy Debt becomes too low to support the policy’s monthly charges. Factors that may cause your policy to terminate include: insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest. The policy will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the policy will remain In Force (for example, if the investment experience of the

Funds has been unfavorable, your Cash Surrender Value may decrease even if you make periodic premium payments). If the policy does terminate, you may be permitted to reinstate it.

What happens to my policy if it lapses?

While we do not assess a surrender charge for your policy if it lapses, policy termination could have adverse tax consequences for you. If the policy is reinstated, any adverse tax consequences that resulted from the policy termination cannot be reversed. To avoid policy termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your policy In Force. For more information on the effect of policy termination, please see the “Federal Income Tax Considerations” section.

Does the policy offer any protections against my policy lapsing?

Before your policy terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid policy termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the policy.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:

•	61 calendar days after the date the Grace Period begins, or

•	30 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

During the Grace Period, the policy will stay In Force. If the Insured dies during this period and the amount of premium needed to avoid Policy Termination has not been paid, we will pay the death benefit proceeds, reduced by the amount of premium needed to avoid Policy Termination and any Policy Debt.

If we do not receive the required payment by the end of the Grace Period, the policy will terminate without value at the end of the Grace Period. We will return a premium payment if it is less than the minimum amount needed to avoid termination.

During the Grace Period, certain financial transactions cannot be processed (transfers, withdrawals, loans). You must pay the premium due before subsequent financial transactions can be processed.

The Company’s mailing of a policy termination or a lapse notice to you constitutes sufficient notice of cancellation of coverage.

Can my policy be reinstated after a lapse?

If your policy terminates, you may be able to reinstate it; however, you may not reinstate your policy if the policy was surrendered or it has been three years or more since termination.

To reinstate your policy, we will need:

•	a written application to reinstate;

•	evidence, satisfactory to us, that the Insured is still insurable;

•	a premium payment sufficient to keep the policy In Force for three months after reinstatement. The minimum amount of this premium will be quoted upon request; and

•	a MEC Notice and Acknowledgement form, if the reinstated policy would be a MEC.

If you reinstate your policy, the Total Selected Face Amount will be the same as it was when the policy terminated. Your Account Value will be the premium paid to reinstate your policy, less the premium load charge, less applicable monthly charges due.

Surrendering Your Policy or Making Withdrawals:
Accessing the Money in Your Policy

Can I cancel my policy?

Yes, you can cancel your policy, known as a surrender, at any time while the policy is In Force. To surrender your policy, you must submit a completed surrender form and any other forms we may require. Upon surrender, we will pay you the policy’s Cash Surrender Value. The Cash Surrender Value is equal to the Account Value of the policy less any Policy Debt.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a policy issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, your surrender request will be effective on the next Valuation Date.

We will pay any surrender amounts generally within seven calendar days of the surrender effective date, unless we are required to suspend or postpone surrender payments.

The policy terminates as of the effective date of the surrender and cannot be reinstated unless required by law. Surrendering the policy may result in adverse tax consequences.

Can I make a withdrawal from my policy?

Yes, after the first Policy Year, you may withdraw up to an amount equal to (1) the Account Value less (2) Policy Debt less (3) an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Modal Term Premium due date. This amount is referred to as the maximum withdrawal amount. The minimum amount you may withdraw is $500. You can make a withdrawal by sending us a Written Request in Good Order on our partial withdrawal request form, stating the dollar amount and corresponding Separate Account Divisions from which you want the withdrawal made. If you withdraw from the GPA, the withdrawal cannot exceed the non-loaned Account Value in the GPA. We deduct a withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00.

A withdrawal will reduce your policy’s Account Value by the amount withdrawn. If the policy’s Cash Surrender Value is reduced to a point where it cannot meet a monthly deduction, your policy may terminate.

A withdrawal may also: (1) reduce your policy’s Selected Face Amount; and (2) have adverse tax consequences.

If necessary, we will reduce your policy’s Selected Face Amount upon withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability.

Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date.

We will pay withdrawal amounts generally within seven calendar days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, surrendering, or making withdrawals from the policy. Please refer to your policy specifications pages for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Load Charge(1)	When you pay premium.	Maximum:	5% of each premium payment
		Current:	0.75% of each premium payment
State Premium Tax Charge	When you pay premium.	Maximum:	This charge will always equal the applicable state rate multiplied by the premium paid.
		Current:	This charge will always equal the applicable state rate multiplied by the premium paid.
Deferred Acquisition Cost (DAC) Tax Charge	When you pay premium	Maximum:	This charge will always represent the expense to MassMutual of the deferred acquisition cost tax.
		Current:	0.25% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the policy.	Maximum:	2% of the amount withdrawn, not to exceed $25 per withdrawal
		Current:	2% of the amount withdrawn, not to exceed $25 per withdrawal
Transfer Charge	Upon each transfer after the first twelve transfers in a Policy Year	Maximum:	$10 per transfer
		Current:	$0 per transfer
Accelerated Benefits Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
(1)	The Sales Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; (3) the size of the employer group; and (4) other factors. Once the Sales Load Charge is set, it will never change for any of the Policies issued to individuals under the same group.

The next three tables describe the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

For Policies Issued After December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$59.85 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04–$40.43 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		$1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum:	1.25% as a percentage of loaned amount on an annual basis
		Current:	0.75% as a percentage of loaned amount on an annual basis

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued after December 31, 2019, the maximum cost of insurance charge rates are based on the 2017 Commissioners’ Standard Ordinary (2017 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.29 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the “representative insured” are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.

For Policies Issued After December 16, 2008 Up To and Including December 31, 2019

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$43.15 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04-$40.53 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the Policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum:	1.25% as a percentage of loaned amount on an annual basis
		Current:	0.75% as a percentage of loaned amount on an annual basis

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accelerated Benefits Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued after December 16, 2008 up to and including December 31, 2019, the maximum cost of insurance charge rates are based on the 2001 Commissioners’ Standard Ordinary (2001 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.24 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.24 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the “representative insured” are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.

For Policies Issued On or Before December 16, 2008

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Base Policy Charge:
Cost of Insurance Charge(1)(2)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$83.33 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Current:	$0.04-$40.53 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Smoker, Death Benefit Option 1(3)	$0.11 per $1,000 of Insurance Risk
Administrative Charge	Monthly, on the Policy’s Monthly Calculation Date	Maximum:	$9 per Policy
Current: (i) Policies issued as part of an employer sponsored mandatory (basic) insurance program:
		Fewer than 1,000 policies in a Case:	$5.25 per Policy(4)
		1,000+ policies in a Case:	$0.00 per Policy(5)
		(ii) All other policies:	$5.25 per Policy
Mortality & Expense Risk Charge	Daily (at the effective annual rate)	Maximum:	1.00% of the Policy’s average daily net assets in the Separate Account Divisions
		Current:	0.75% of the Policy’s average daily net assets in the Separate Account Divisions
Loan Interest Rate Expense Charge(6)	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum:	1.25% as a percentage of loaned amount
		Current:	0.75% as a percentage of loaned amount

Periodic Charges Other than Annual Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Benefit Charges:
Accelerated Benefits Rider	Upon request for the Accelerated Benefits	Maximum:	$250
		Current:	$0
Accidental Death and Dismemberment Benefit Rider (AD&D)(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.06 per $1,000 of Insurance Risk
		Minimum:	$0.04 per $1,000 of Insurance Risk
		Representative Insured: Age 45, Non-Tobacco(8)	$0.04 per $1,000 of Insurance Risk
Waiver of Monthly Charges Rider(7)	Monthly, on the policy’s Monthly Calculation Date	Maximum:	$0.12 per $1 of Monthly Deduction(9)
		Minimum:	$0.05 per $1 of Monthly Deduction(9)
		Representative Insured: Age 45, Non-Tobacco(8)	$0.10 per $1 of Monthly Deduction(9)
(1)	The cost of insurance charge rates may vary based on a number of factors, including but not limited to, the Insured’s issue age, risk classification, Selected Face Amount, policy duration, and group rating. Thus, the cost of insurance charge shown in the above table may not be representative of the charge that a particular Policy Owner will pay. For more information on the cost of insurance charge rates for portable policies, please see “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at (800) 548-0073. Please see “Transaction Charges” in the “Charges and Deductions” section.
(2)	For policies that were issued on or before December 16, 2008, the maximum cost of insurance charge rates are based on the 1980 Commissioners’ Standard Ordinary (1980 CSO) Tables.
(3)	The rates shown for “representative insured” are first year rates for supplemental coverage only. Rates for mandatory coverage for the 1st year are $0.11 (Current Amount Deducted) and $0.36 (Maximum Amount Deducted) for groups issued prior to November 1, 2005 and $0.10 (Current Amount Deducted) and $0.36 (Maximum Amount Deducted) for groups issued on and after November 1, 2005. The rates will increase as the Insured ages. For groups issued on and after November 1, 2005, eligibility to maintain these “Current Amount Deducted” rates is contingent upon the group’s meeting our established criteria for this rate class. We reevaluate eligibility for the rate class at five-year intervals from the anniversary of the effective date of the employer’s participation in the group contract.
(4)	For employer sponsored mandatory (basic) insurance programs, Cases issued with fewer than 1,000 policies will be reviewed annually on the anniversary of the effective date of the employer’s participation in the group contract. If on such date the number of policies in the Case exceeds 1,000, we will eliminate the monthly Administrative Charge for the policies in that Case. Such reduction will take effect within 60 days of the date of the annual review.
(5)	If you become disassociated from your employer or your employer no longer sponsors the insurance program, the current monthly Administrative Charge for your policy will be $5.25.
(6)	We charge interest on policy loans that you may choose to take, but we also credit interest on the Account Value we hold as collateral on policy loans. The loan interest rate expense charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.
(7)	The charges for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider vary based on the individual characteristics of the Insured. The rider charges may not be representative of the charges that a particular Policy Owner will pay. If you would like information on the charges for your particular situation for the Accidental Death and Dismemberment Rider and the Waiver of Monthly Charges Rider, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at (800) 548-0073.
(8)	The rates shown for the ‘‘representative insured’’ are first year rates only.
(9)	The policy’s “Monthly Deduction” is the sum of the following current monthly charges: (a) administrative charge, (b) cost of insurance charge, and (c) any applicable rider charges.

All of the monthly charges listed in the tables above are deducted proportionately from the then current Account Values in the Separate Account and the GPA (unless you direct us to deduct monthly charges from one Separate Account Division or from the GPA). The mortality and expense risk charge is deducted from the assets of the Separate Account only.

The next table shows the minimum and maximum total operating expenses charged by any of the Funds in which your Separate Account Divisions invest that you may pay periodically during the time that you own the policy. A complete list of Funds in which the Separate Account Divisions invest, including their annual expenses, may be found at the back of this document in Appendix A. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Annual Fund Operating Expenses	Minimum	Maximum
Range of total annual fund operating expenses including management fees, distribution and/or service (12b-1) fees and other expenses.(1)	0.28%	1.68%
(1)	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

Appendix A

Funds Available Under the Policy

The following is a list of Funds currently available under the policy. This list of Funds is subject to change, as discussed in the prospectus for the policy. Before you invest, you should review the prospectuses for the Funds. These prospectuses contain more information about the Funds and their risks and may be amended from time to time. You can find the prospectuses and other information about the Funds online at www.MassMutual.com/SGVUL. You can also request this information at no cost by calling (800) 548-0073 or sending an email request to LCMClientServices@MassMutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Asset Allocation	MML Aggressive Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.97%	–15.90%	4.83%	8.12%
Asset Allocation	MML Balanced Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.83%	–14.73%	3.02%	5.14%
Asset Allocation	MML Conservative Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.81%	–14.74%	2.50%	4.34%
Asset Allocation	MML Growth Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.89%	–15.30%	4.27%	7.08%
Asset Allocation	MML Moderate Allocation Fund (Initial Class)(1) Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A	0.85%	–14.97%	3.36%	5.84%
Money Market	Invesco V.I. U.S. Government Money Portfolio (Series I)(2) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.54%	1.26%	0.92%	0.50%
Fixed Income	Invesco V.I. Core Plus Bond Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.61% (*)	–5.00%	2.59%	3.27%
Fixed Income	Invesco V.I. Global Strategic Income Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.91% (*)	–11.46%	–1.30%	0.63%
Fixed Income	MML Managed Bond Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC	0.44%	–12.05%	2.22%	4.81%
Balanced	Invesco V.I. Conservative Balanced Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.67% (*)	–16.85%	3.29%	5.26%
Large Cap Value	American Century VP Disciplined Core Value Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.71%	–12.74%	6.85%	10.63%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Large Cap Value	American Century VP Value Fund (Class I) Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	0.73% (*)	0.54%	7.85%	10.59%
Large Cap Value	MML Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Advisers: T. Rowe Price Associates, Inc. and Brandywine Global Investment Management, LLC	0.44%	–4.65%	7.72%	10.50%
Large Cap Blend

Fidelity® VIP Contrafund® Portfolio (Service Class)
Adviser: Fidelity Management & Research Company LLC
Sub-Advisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Limited

		0.70%	–26.38%	8.55%	11.31%
Large Cap Blend	Invesco V.I. Main Street Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	–20.13%	7.15%	10.76%
Large Cap Blend	MFS® Research Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.79% (*)	–17.21%	8.90%	11.68%
Large Cap Blend	MML Equity Index Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Northern Trust Investments, Inc.	0.28%	–18.35%	9.14%	12.26%
Large Cap Growth	Invesco V.I. Capital Appreciation Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.80% (*)	–30.78%	8.27%	11.08%
Large Cap Growth	MFS® Growth Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.74% (*)	–31.63%	9.57%	13.05%
Large Cap Growth	MML Blue Chip Growth Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.	0.78%	–39.50%	4.59%	11.41%
Large Cap Growth	T. Rowe Price All-Cap Opportunities Portfolio Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	0.80% (*)	–21.51%	13.32%	15.35%
Small/Mid-Cap Blend	Invesco V.I. Main Street Small Cap Fund® (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.87%	–15.83%	7.01%	10.88%
Small/Mid-Cap Blend	MML Small Cap Equity Fund (Initial Class) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	0.73%	–15.88%	7.20%	11.07%
Small/Mid-Cap Growth	Invesco V.I. Discovery Mid Cap Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.86%	–30.98%	8.64%	11.83%
Small/Mid-Cap Growth	MFS® New Discovery Series (Initial Class) Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	0.87% (*)	–29.76%	7.81%	9.99%

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Small/Mid-Cap Growth	T. Rowe Price Mid-Cap Growth Portfolio(3) Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: T. Rowe Price Investment Management, Inc.	0.84% (*)	–22.58%	7.20%	11.95%
International/Global	Invesco Oppenheimer V.I. International Growth Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	1.00% (*)	–27.13%	0.23%	4.21%
International/Global	Invesco V.I. Global Fund (Series I) Adviser: Invesco Advisers, Inc. Sub-Adviser: N/A	0.81%	–31.76%	2.85%	7.86%
International/Global	MML Strategic Emerging Markets Fund (Class II) Adviser: MML Investment Advisers, LLC Sub-Adviser: Invesco Advisers, Inc.	1.25% (*)	–26.58%	–2.69%	–0.56%
(*)	These Funds and their investment advisers have entered into contractual fee waivers or expense reimbursements. These temporary fee reductions are reflected in their current expenses. Those contractual arrangements are designed to reduce the Fund’s total current expenses for Owners and will continue past the current year.
(1)	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of-funds structure may have higher expenses than a direct investment in its underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.
(2)	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the division that invests in this Fund could be negative.
(3)	The T. Rowe Price Mid-Cap Growth Portfolio is not available as an investment choice for policies issued on May 1, 2004, or later.

This Summary Prospectus incorporates by reference the MassMutual Strategic Group Variable Universal Life policy’s statutory prospectus and Statement of Additional Information (SAI), both dated May 1, 2023, as amended or supplemented. The SAI includes additional information about Massachusetts Mutual Variable Life Separate Account I.

You can find the statutory prospectus and SAI at www.MassMutual.com/SGVUL. You can also obtain this information at no cost by calling (800) 548-0073 or by sending an email request to LCMClientServices@MassMutual.com.

EDGAR Contract Identifier: C000027261